Press Release	Source: The Cushing® MLP Total Return Fund

The Cushing® MLP Total Return Fund Announces Upsizing and Pricing of Public Offering of Common Shares
Friday, February 25, 2011

Dallas, TX:  The Cushing® MLP Total Return Fund (the “Fund”) (NYSE: SRV) today announced the pricing of a public offering of its common shares. The Fund agreed to offer a total of 6,000,000 common shares for sale at a price to the public of $10.00 per share (exclusive of 900,000 common shares that the underwriters may purchase pursuant to a 45-day option to cover overallotments). Net proceeds from the offering of approximately $57.4 million will be used to make additional portfolio investments in accordance with the Fund’s investment objective and policies. The offering is scheduled to close on March 2, 2011

RBC Capital Markets, LLC and Ladenburg Thalmann& Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services, Inc. (NYSE Amex:LTS) are acting as the representatives of the underwriters and the joint book-running managers of the offering. The offering of the Fund’s common shares will be made only by means of a prospectus. A copy of the prospectus supplement and the underlyingprospectus relating to the offering may be obtained from the following addresses:

RBC Capital Markets, LLC	Ladenburg Thalmann& Co. Inc.
Attn: Equity Syndicate	Attn: Syndicate Department
Three World Financial Center	58 South Service Road, Suite 160
200 Vesey Street, 8th Floor	Melville, New York11747
New York, New York10281-8098	Telephone: 631-270-1600
Telephone: 212-428-6670	Fax: 631-270-1998

Investors may also obtain these documents free of charge from the Securities and Exchange Commission’s website at www.sec.gov. An investor should read the Fund’s preliminary prospectus supplement and prospectus supplement carefully before investing. The preliminary prospectus supplement and prospectus supplement contain important information about the Fund and its investment objective and policies, risks, charges and expenses.  This press release does not constitute an offer to sell or a solicitation to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction. A registration statement relating to these securities was filed with, and has been declared effective by, the Securities and Exchange Commission.

The Cushing® MLP Total Return Fund is a non-diversified, closed-end managementinvestment company. The Fund's investment objective is to obtain a high after-tax totalreturn from a combination of capital appreciation and current income. The Fund seeks toachieve its investment objective by investing, under normal market conditions, at least80% of its net assets, plus any borrowings for investment purposes, in master limited partnership (“MLP”) investments. There can be no assurance that the Fund's investment objective will be achieved.

The Fund is traded on the NYSE under the symbol "SRV." The Fundis managed by Cushing® MLP Asset Management, LP, an SEC-registered investment adviser headquartered in Dallas, Texas.

ABOUT CUSHING® MLP ASSET MANAGEMENT, LP

Cushing® MLP Asset Management, LP ("Cushing"), is an SEC-registered investment adviser headquartered in Dallas, Texas. Cushing serves as investment adviser to affiliated funds, which invest primarily in securities of MLPs and other natural resource companies.  Cushing continues to expand its platform of MLP-related investment products, leveraging extensive industry contacts and unparalleled research depth to drive both passive and actively managed investment opportunities for individual and institutional investors.  Cushing is also the sponsor ofThe Cushing® 30 MLP Index and the Cushing® MLP High Income Index.  The Cushing® 30 MLP index is a fundamentally based index comprised of 30 equally weighted publicly traded energy infrastructure MLPs.  The Cushing® 30 MLP Index is calculated by Standard & Poor's and reported under the Bloomberg ticker "MLPX" and FactSet ticker "LPX-CME". The Cushing® MLP High Income Index tracks the performance of 30 publicly traded MLPs with an emphasis on current yield.  The Cushing® 30 MLP High Income Index is calculated by Standard & Poor's and reported on a real-time basis under the Bloomberg ticker "MLPY" and FactSet ticker "MLPH-CME".Cushing seeks to identify and exploit investment niches it believes are generally less understood and less followed by the broader investor community.

Contact:
The Cushing®MLP Total Return Fund
Gavin Worthy, Vice President
1-214-635-1686
gworthy@swankcapital.com
www.swankcapital.com

Source: The Cushing® MLP Total Return Fund

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS: This pressrelease contains “forward-looking statements” as defined under the U.S. federal securities laws.Generally, the words, “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will”and similar expressions identify forward-looking statements, which generally are not historical innature. Forward-looking statements are subject to certain risks and uncertainties that could causeactual results to differ from the Fund’s historical experience and its present expectations orprojections indicated in any forward-looking statements. These risks include, but are not limitedto, changes in economic and political conditions; regulatory and legal changes; MLP industryrisk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in theFund’s filings with the SEC. You should not place undue reliance on forward-lookingstatements, which speak only as of the date they are made. The Fund undertakes no obligation topublicly update or revise any forward-looking statements made herein. There is no assurance thatthe Fund’s investment objectives will be attained.

The Cushing® 30 MLP Index and the Cushing® MLP High Income Index are the exclusive property of Swank Capital, LLC, which has contracted with the Standard & Poor’s (“S&P”) to maintain and calculate eachIndex.  Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC “Calculated by S&P Custom Indices” and it related stylized mark(s) are service marks of Standard & Poor’s Financial Services LLC and have been licensed by use by Swank Capital, LLC.  S&P and its affiliates shall have no liability for any errors or omissions in calculating eitherIndex.